                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2001


                            THE CHASE MANHATTAN BANK
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
    -----------------------------------------------------------------------
                      (Issuer with respect to Certificates)

       New York                        33-93570                13-4994650
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


           270 Park Avenue, New York, New York                  10017
   --------------------------------------------------       ------------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


        Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

        On August 15, 2001, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

   Exhibits        Description
   --------        -----------
   20.1            Monthly Statement to Certificateholders with respect to the
                   August 15, 2001 distribution.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 24, 2001

                                   The Chase Manhattan Bank,
                                   as Servicer

                                   By: Chase Manhattan Mortgage Corporation


                                   By: /s/ Richard P. Dargan
                                       ----------------------------
                                       Name:   Richard P. Dargan
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -----------
20.1                            Statement to Certificateholders dated August 15,
                                2001 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.

             Chase Manhattan Bank Revolving Home Equity Loan 1995-1
                        Statement to Certificateholders
                                August 15, 2001




                                                          DISTRIBUTION IN DOLLARS
                                                          -----------------------
                 ORIGINAL        BEGINNING                                                                               ENDING
                   FACE          PRINCIPAL                                                     REALIZED     DEFERRED     PRINCIPAL
CLASS             VALUE           BALANCE            PRINCIPAL      INTEREST        TOTAL       LOSSES      INTEREST      BALANCE
-----            --------        -----------         ---------      --------        -----      ---------    ---------   -----------
A1            357,735,172.00     49,173,544.32     5,615,552.77     166,780.27    5,782,333.04    0.00         0.00   43,557,991.55
A2             40,000,000.00      5,498,318.10       627,900.55      18,236.09      646,136.64    0.00         0.00    4,870,417.55
R                       0.00              0.00             0.00     238,617.02      238,617.02    0.00         0.00            0.00
TOTALS        397,735,172.00     54,671,862.42     6,243,453.32     423,633.38    6,667,086.70    0.00         0.00   48,428,409.10

SI              8,117,044.50     65,150,677.44             0.00     488,111.39      488,111.39    0.00         0.00   66,910,556.33




                            FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                                                                                                    PASS-THROUGH RATES
                                                                                                    -------------------
                                                                                                               CURRENT
                  BEGINNING                                                    ENDING                         PASS-THRU
CLASS             PRINCIPAL      PRINCIPAL        INTEREST       TOTAL        PRINCIPAL       CLASS             RATE
-----             ---------      ---------        ---------      ------       ---------       ------         ------------
A1              137.45795261    15.69751372      0.46621155    16.16372527   121.76043889      A1            4.070000 %
A2              137.45795250    15.69751375      0.45590225    16.15341600   121.76043875      A2            3.980000 %
TOTALS          137.45795260    15.69751372      1.06511420    16.76262792   121.76043888

SI            8,026.40387644     0.00000000     60.13412764    60.13412764 8,243.21664493      SI            0.000000 %




IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:


                                 Daniel Randall
             The Chase Manhattan Bank - Structured Finance Services
                        450 West 33rd Street, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7117
                        Email: daniel.randall@chase.com





[LOGO] CHASE                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

             Chase Manhattan Bank Revolving Home Equity Loan 1995-1
                                August 15, 2001




Sec. 4.01(i)             Principal Collections recieved during the Collection Period                          6,370,859.95
                         Interest Collections recieved during the Collection Period                             965,057.13
                         Additional Draw Amount                                                                 127,417.20

Sec. 4.01(iii)           Floating Allocation Percentage                                                        46.618236 %
                         Fixed Allocation Percentage                                                           98.000000 %

Sec. 4.01(iv)            Investor Certificate Interest Collections                                              426,267.15
Sec. 4.01(v)             Investor Certificate Principal Collections                                           6,243,442.75

Sec. 4.01(vi)            Seller Interest Collections                                                            488,111.39
                         Seller Principal Collections                                                           127,417.20

Sec. 4.01(xi)            Accelerated Principal Distribution Amount                                                   10.56
                         Accelerated Principal Distribution Amount Actually Distributed                              10.56

Sec. 4.01(xiii)          Amount Required to be Paid by Seller                                                         0.00
                         Amount Required to be Paid by Servicer                                                       0.00

Sec. 4.01(xiv)           Servicing Fee                                                                           50,678.59
                         Accrued and Unpaid Servicing Fees                                                            0.00

Sec. 4.01(xv)            Liquidation Loss Amounts (Net of Charge Off Amounts)                                         0.00
                         Charge Off Amounts                                                                           0.00
                         Charge Off Amounts allocable to Investor Certificateholders                                  0.00
                         Cumulative Loss Amounts                                                              1,066,682.19

Sec. 4.01(xvi)           Pool Balance as of end of preceding Collection Period                              121,628,610.43
                         Pool Balance as of end of second preceding Collection Period                       125,202,329.58

Sec. 4.01(xvii)          Invested Amount                                                                     50,457,659.54

Sec. 4.01(xxi)           Has a Rapid Amortization Event Ocurred?                                                       YES

Sec. 4.01(xxii)          Has an Event of Default Ocurred?                                                               NO

Sec. 4.01(xxiii)         Amount Distributed to Credit Enhancer per 5.01(a)(1)                                     2,623.21
                         Amount Distributed to Credit Enhancer per 5.01(a)(6)                                         0.00
                         Unreimbursed Amounts Due to Credit Enhancer                                                  0.00

Sec. 4.01(xxiv)          Guaranteed Principal Distribution Amount                                                     0.00

Sec. 4.01(xxv)           Credit Enhancement Draw Amount                                                               0.00

Sec. 4.01(xxvi)          Amount Distributed to Seller per 5.01(a)(10)                                           238,617.02

Sec. 4.01(xxvii)         Maximum Rate                                                                             7.0669 %
                         Weighted Average Net Loan Rate                                                           7.0669 %



[LOGO] CHASE                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

             Chase Manhattan Bank Revolving Home Equity Loan 1995-1
                                August 15, 2001


Sec. 4.01(xxviii)        Minimum Seller Interest                                                              2,342,900.93

Sec. 4.01(xxix)          Required Servicer Advance                                                                    0.00
                         Unreimbursed Required Servicer Advance                                                       0.00
                         Required Servicer Advance Reimbursement                                                      0.00

Sec. 4.01(xxx)           Spread Account Requirement                                                                   0.00
                         Amount on deposit in the Spread Account (after the Spread Withdrawal)                        0.00
                         Spread Account Deposit                                                                       0.00
                         Spread Account Withdrawal (including Spread Account Deposits)                                0.00




                         Delinquencies

                                              Group 1
               Period             Number         Principal Balance         Percentage
               ------             ------         -----------------         ----------
              0-30 days              0                        0.00            0.00 %
              31-60 days            41                1,356,713.57            1.16 %
              61-90 days             6                  139,111.57            0.12 %
              91-120 days            6                   91,339.04            0.08 %
              121+ days             12                  417,760.24            0.36 %
              Total                 65                2,004,924.42            1.72 %



                              Loans in Foreclosure


                                              Group 1
                                Number         Principal Balance         Percentage
                                ------         -----------------         ----------
                                   0                 0.00                   0.00 %




                                  Loans in REO

                                              Group 1
                                Number         Principal Balance         Percentage
                                ------         -----------------         ----------
                                   0                 0.00                   0.00 %



[LOGO] CHASE                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION